UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material Under Rule 14a-12

Nuveen New York AMT-Free Quality Municipal Income Fund
(Name of Registrant as Specified in Its Charter)

Karpus Management, Inc., d/b/a Karpus Investment Management
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐       Fee paid previously with preliminary materials.

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2024 ANNUAL MEETING OF SHAREHOLDERS

OF

Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

_________________________

PROXY STATEMENT

OF

KARPUS MANAGEMENT, INC.,

D/B/A KARPUS INVESTMENT MANAGEMENT

_________________________

Fellow shareholders:

This proxy statement (including the Appendices hereto, this “Proxy Statement”) and the enclosed GREEN proxy card are being furnished to you, the shareholders of the Nuveen New York AMT-Free Quality Municipal Income Fund (“NRK” or the “Fund”), in connection with the solicitation of proxies by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”, “we” or “us”), the largest shareholder of the Fund, owning approximately 23.86% of the outstanding common shares (the “Shares”) of the Fund, for use at the 2024 Annual Meeting of Shareholders scheduled to be held at 333 West Wacker Drive Chicago, Illinois 60606 at 11:30 a.m. Central Time, on August 15, 2024, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

Only the Fund’s shareholders of record on April 18, 2024 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. The Annual Meeting is being held for the following purposes:

Proposal 1. Election of Trustees – The shareholders of NRK are being asked to vote on Class III Trustee candidates to serve until the Fund’s 2027 annual meeting of shareholders or until his/her successor shall have been duly elected and qualified;

Proposal 2. The shareholders of NRK are being asked by the Fund to ratify the selection of KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2024;

Proposal 3. The shareholders of NRK are being asked by Karpus to consider and vote upon a shareholder proposal to terminate the Investment Advisory Agreement between NRK and Nuveen Fund Advisors, LLC (“Nuveen” or the “Adviser”); and

To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

AS YOUR FELLOW SHAREHOLDER, KARPUS IS SOLICITING PROXIES TO VOTE FOR OUR TRUSTEE NOMINEES AND FOR PROPOSAL 3. WE MAKE NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2. WE URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY THE FUND.

If you have already sent a proxy card furnished by the Fund’s management, you have every right to change your vote by signing, dating and returning the enclosed GREEN proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

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We are soliciting a proxy to vote or, under circumstances specified herein, not vote your Shares in connection with the Annual Meeting.

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.  For more information about NRK’s nominees, please refer to the Fund’s proxy statement. Please refer to the Fund’s proxy soliciting material for additional information concerning the Annual Meeting and the matters to be considered by shareholders.

It is anticipated that this Proxy Statement and the attached form of proxy will first be mailed to shareholders on or about June 26, 2024.

If you have any questions or require assistance voting your Shares, please contact Regan & Associates, Inc., 505 Eighth Avenue, Suite 800, New York, New York 10018 or 1-800-737-3426.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement, GREEN proxy card and additional information can be found at:

www.karpus.com/NRKproxy/

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REASONS FOR THE SOLICITATION

Karpus’ reasons for soliciting proxies for each Proposal is set forth below with respect to each such Proposal and is incorporated herein by reference. We believe:

●	The Board’s decisions are being guided by the best interests of a trillion-dollar asset manager instead of their duty to shareholders.
●	Shareholders deserve new Trustees who will put all shareholders’ interests first and won’t sign on to multiple undemocratic measures that entrench themselves.
●	The current Board of Trustees has a duty to ALL shareholders to seek the best manager. We think that shareholders deserve better than Nuveen and the advice our Board seems to be getting from them.
●	Shareholders of NRK should be afforded the opportunity to realize the full value of their Shares, which has not been available to them since 2013.

PROPOSAL 1:

Election of Class III Trustee Nominees

We are seeking your support at the Annual Meeting to elect our three (3) Trustee nominees (the “Nominees”) as Class III Trustees to serve a three-year term expiring at the 2027 Annual Meeting.

We refer shareholders to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s Trustee nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the website of the SEC at www.sec.gov.

The Nominees have agreed to being nominated as nominees in this Proxy Statement and have confirmed their willingness to serve on the Board if elected. We do not expect that the Nominees will be unable to stand for election, but, in the event that a Karpus Nominee is unable to or for good cause will not serve, the Shares represented by the GREEN proxy card will be voted for a substitute candidate selected by Karpus, a right that Karpus has reserved in its nomination notice. In the case of any of the foregoing, Karpus will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Karpus will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of Trustees pursuant to Section 14 of the Exchange Act. If Karpus determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Karpus will supplement this Proxy Statement. The Nominees do not currently hold, and have not at any time held, any position with the Fund. The Nominees do not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940. We believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

Our Nominees, if elected, will constitute a minority of the Board. As such, there can be no assurance that the election of our Nominees will improve the Fund’s business and or otherwise enhance shareholder value. Your vote to elect the Nominees will have the legal effect of replacing three incumbent Trustees of the Fund with our Nominees. We are soliciting your proxy to vote, or, under specified conditions, not to vote your Shares, FOR the election of Karpus’ Nominees, indicated below. We believe that each of Karpus’ Trustee candidates is very well-qualified to be a Trustee.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as Trustees of the Fund are set forth below.

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Name: Mat V. Small

Age: 56

Business Address: c/o Karpus Management, Inc., 183 Sully’s Trail, Pittsford, New York 14534

Nationality: U.S. Citizen

# and class of shares owned: 0

Date of Acquisitions (if applicable) & intent of purchase: N/A

Position(s) Held with the Fund: None

Term of Office and Length Served: N/A

Number of Portfolios in Fund Complex Overseen by Nominee: None

Other Trusteeships Held by Nominee: None

Principal Occupation(s) During Past 5 Years and Qualifications: Mat V. Small is a senior management executive in the Financial Services industry with more than 30 years of success in many roles. As a managing partner with AntePartners since 2016, Mat has successfully delivered a range of services including road-mapping for firms evaluating change, program remediation, data and analytics transformation, and end-to-end delivery of business and technology initiatives. Before joining AntePartners, Mr. Small was a Senior Vice President with Fannie Mae where he successfully led and worked with the board of directors to successfully deliver the organization’s largest transformation initiative in its history by reforming the Capital Markets business process, implementing a new front end trading platform, outsourcing key operations services, replacing the full securities accounting infrastructure with a commercial off-the-shelf solution, and, implementing a full data strategy and platform for trading, operations and accounting. The solution created efficiency across Fannie Mae’s Capital Markets; resulting in a reduction of an accounting close from weeks to days, a reduction in total operating cost, an improved analytics capability leveraging real time data, and improved trading capabilities that meet or exceed the current standards of the industry. Equally important, this change agenda positioned the company to more nimbly support future changes and the methodologies used to execute have been since replicated across many subsequent initiatives. As a member of Fannie Mae’s management team, Mr. Small also held advisory roles for organizational efforts such as the creation of an innovation lab.

Prior to joining Fannie Mae, Mat worked for over eight years as a Partner or Principal with consulting firms including Ernst and Young LLP and Capco focused on the myriad of problems that emerge from the interaction between business needs and technology solutions.

Name: Taylor Gettinger

Age: 40

Business Address: c/o Karpus Management, Inc., 183 Sully’s Trail, Pittsford, New York 14534

Nationality: U.S. Citizen

# and class of shares owned: 0

Date of Acquisitions (if applicable) & intent of purchase: N/A

Position(s) Held with the Fund: None

Term of Office and Length Served: N/A

Number of Portfolios in Fund Complex Overseen by Nominee: None

Other Trusteeships Held by Nominee: None

Principal Occupation(s) During Past 5 Years and Qualifications: Taylor Gettinger is Managing Direct, Senior Trader, at Caspian Capital LP, a New York based investment adviser focused on performing, stressed and distressed corporate credit. Mr. Gettinger has served in that role at Caspian Capital since 2016. He is the primary trader for all strategies at the fund and is also responsible for sourcing new ideas and conducting relative value analysis across the portfolio. He analyzes macroeconomic trends and is responsible for hedging strategies that the company executes. Previously, Mr. Gettinger was a trader at Avenue Capital from 2013 to 2015 focused on distressed debt and acting as the head trader for their open-ended mutual fund. Mr. Gettinger has a Bachelor of Arts degree in economics from Emory University.

Name: Steven C. Weitz, Esq.

Age: 45

Business Address: c/o Karpus Management, Inc., 183 Sully’s Trail, Pittsford, New York 14534

Nationality: U.S. Citizen

# and class of shares owned: 0

Date of Acquisitions (if applicable) & intent of purchase: N/A

Position(s) Held with the Fund: None

Term of Office and Length Served: N/A

Number of Portfolios in Fund Complex Overseen by Nominee: None

Other Trusteeships Held by Nominee: None

Principal Occupation(s) During Past 5 Years and Qualifications: Steven Weitz is a Partner with the law firm Weitz & Schwartz P.A. Mr. Weitz has been with Weitz & Schwartz P.A. since 2004 and holds Martindale-Hubbell’s “AV” rating for attorneys ranked at the highest level of professional excellence. Mr. Weitz focuses his practice on residential and commercial real estate. He advises lenders, mortgage services and investors in consumer finance litigation, mortgage litigation, loan workouts, title litigation, and other real estate matters. Mr. Weitz also represents buyers, sellers, lenders, landlords, and tenants in residential and commercial transactions. Mr. Weitz holds a BA from the University of Florida and a JD from Emory University School of Law.

Please see “ADDITIONAL INFORMATION ABOUT NOMINEES”

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Reasons for our solicitation FOR ALL Karpus nominees

1.	It is the Board’s duty to assess the Fund’s manager and act independently of the Fund’s Adviser. We cannot find any instance where the current Board has asked for competitive bids with respect to any potential manager other than the Adviser.

2.	We don’t think that the Board understands that it’s supposed to represent the interests of all shareholders, with emphasis added on two key words – “all” and “shareholders.”

The Board maintains bylaws that place onerous and complex restrictions on any shareholder that may wish to nominate a person for election as a Trustee or to bring any other business before an Annual Meeting. The Bylaws are thirty-five pages in length, much of which is devoted to creating as many procedural hurdles for shareholder nominations as possible. In particular, the Bylaws stipulate that no person may be nominated by a shareholder to serve as a Trustee if such person (i) serves as a trustee or director of more than three public reporting companies or (ii) has in the current or prior calendar year been nominated or seated as an officer or director of any other fund or similar entity registered under the 1940 Act. Notwithstanding the foregoing, the Bylaws also provide that the Fund and all other investment companies having the same investment adviser (i.e., Nuveen) or investment advisers in a control relationship with each other shall be counted as a single company for purposes of the foregoing qualification restriction.

Yes. You read that right, the Bylaws restrict a shareholder from nominating for election any person who has any recent board-level or executive experience with a registered investment company or has more than three current public board engagements, unless those board engagements are at investment companies that have also retained Nuveen as investment adviser. At the same time, the current trustees of the Fund serve simultaneously on 139 Nuveen fund boards. Does the Board believe that its members possess such preternatural abilities that they can provide adequate fiduciary oversight to 139 Nuveen fund boards simultaneously, while any potential nominees advanced by shareholders could only cope with three board engagements at any one time?

We believe the clear intent of the Fund’s revised bylaws is to drastically limit the pool of potential nominees who may be nominated by shareholders so as to make unseating the current Trustees nearly impossible. In our view, the Board lost its focus and forgot that it has a duty to represent the interests of all shareholders, not the interests of Nuveen and their captive fee base.

3.	On March 21, 2024, our fund hired a law firm to petition the SEC to take no enforcement action if it were to exclude our advisory proposal from the fund’s proxy materials, which petition was granted by the SEC. Our proposal simply requested that our Trustees promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value. Why would our Trustees not want to see the results of a non-binding proposal where shareholders were voting to be able to sell their shares at NAV for the first time since 2013? We believe this shows that our Board, in conjunction with Nuveen, is not interested in what shareholders want, but in our view are determined to greedily protect Nuveen’s assets under management to maximize fee revenue.

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4.	We think that the Board’s actions indicate NRK is being managed for Nuveen and not for all shareholders. We further believe that this failure has led to another in the Board not considering all options to manage NRK’s discount.

As of April 30, 2024, the discount to net asset value of NRK is 9.60% and we believe that recent narrowing is an anticipation by the marketplace that Karpus actions will result in the Board finally taking steps to address the fund’s persistent discount. In fact, the average discount to net asset value for 2023 was 13.5%. There are many tools that can be used to reduce or eliminate NRK’s discount but the Fund has not chosen to utilize them. These include merging into an ETF or Mutual Fund, tender offers at NAV, and liquidation of the fund.

5.	We also question the Board’s independence, considering that the current Board:
a.	Serves on the boards of 139 Nuveen-affiliated registered investment companies;
b.	Are paid from $366,343-$526,950;[1] and
c.	Authorized the amended and restated bylaws discussed above.

How can the Board possibly know what is going on and understand the nuances facing each of the registered investment companies and portfolios that they oversee?

PLEASE JOIN US IN SENDING THE BOARD A CLEAR MESSAGE THAT YOU ARE NOT OK WITH WHAT WE BELIEVE ARE THEIR SCHOOL-YARD BULLYING TACTICS AND WORKING FOR WHAT WE BELIEVE IS THE BENEFIT OF NUVEEN. IT’S TIME THAT OUR BOARD FOCUSES ON ALL SHAREHOLDERS.

IF YOU AGREE AND THINK SHAREHOLDERS NEED NEW, INDEPENDENT TRUSTEES, PLEASE VOTE FOR ALL KARPUS NOMINEES ON THE GREEN PROXY CARD.

Voting Requirement

Election of each of the Karpus Nominees must be approved by the affirmative vote of a majority of the Shares outstanding and entitled to vote with respect to such matter at the Annual Meeting so long as a quorum is present. Votes withheld from a Karpus Nominee will have the effect of a vote against the election of such person.

We expect that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the election of Trustees on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, we would not expect that any broker non-votes will be received.

[1]https://www.sec.gov/Archives/edgar/data/1195737/000119312523180532/d483405ddef14a.htm

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PROPOSAL 2:

Ratification of the Selection of the Independent Registered Public Accounting Firm

As discussed in further detail in the Fund’s proxy statement, the Audit Committee and the Board of the Fund have appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for the fiscal year ending August 31, 2024. Although it is not required to do so, the Board is submitting the appointment of KPMG to Fund shareholders for ratification.

The text of the resolution which management intends to place before the Annual Meeting for approval is as follows:

“To ratify the selection of KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2024.”

According to the Fund’s proxy statement, ratification of the appointment of KPMG as the Fund’s independent registered public accountants requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE FUND’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2024 AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL 2.

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PROPOSAL 3:

Termination of the Fund’s Investment Adviser

We have submitted the following proposal for shareholder approval at the Annual Meeting:

BE IT RESOLVED, that the Investment Advisory Agreement between the Nuveen New York AMT-Free Quality Municipal Income Fund (“NRK” or the “Fund”) and Nuveen Fund Advisors, LLC (“Nuveen” or the “Adviser”) shall be terminated.

BACKGROUND FOR PROPOSAL 3:

NRK’s net asset value has underperformed the fund’s stated benchmark, the S&P Municipal Bond New York Index, on a 1-, 3-, and 5-Year basis. In fact, the fund has posted a negative return over the trailing 5 years. Only on a 10-Year comparison does our fund have a 0.13% advantage over the fund’s stated index despite taking on considerably more risk through leverage.

Periods ending April 30, 2024	1 Year	3 Year	5 Year	10 Year
NRK's NAV Performance	1.48%	-4.15%	-0.19%	2.47%
S&P Municipal Bond New York Index	2.27%	-0.83%	1.23%	2.34%

Not only has performance been underwhelming, but NRK consistently has the widest discount of all the funds in the Lipper New York Muni Debt Funds category.

Periods ending April 30, 2024	NRK	Lipper Peer Group	Ranking in Group*	Difference between NRK and Peer Group Ave.
1 Yr Avg. discount	-13.19%	-11.85%	7 of 12 (bottom 58.3%)	-1.34%
3 Yr Avg. discount	-11.16%	-7.70%	11 of 12 (bottom 91.7%)	-3.46%
5 Yr Avg. discount	-10.98%	-6.83%	12 of 12 (Worst)	-4.16%
7 Yr Avg. discount	-11.29%	-6.42%	12 of 12 (Worst)	-4.88%
10 Yr Avg. discount	-10.71%	-5.37%	12 of 12 (Worst)	-5.34%
15 Yr Avg. discount	-9.23%	-3.73%	12 of 12 (Worst)	-5.50%
20 Yr Avg. discount	-8.88%	-3.75%	12 of 12 (Worst)	-5.13%

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NRK shareholders have not had the opportunity to sell their shares at or above NAV since February 21, 2013. Also striking, is the fact that NRK has only closed at or above NAV 62 times in the last 20 years. This not only means that NRK has traded at a discount 98.81% of the time over the past 20 years, but that it also traded 5.13% wider than its Lipper peers over that same time.

The investment industry is a “results” business and NRK has performed poorly in terms of NAV returns compounded by a persistently wide discount. It is time for us as shareholders to hold them accountable for these results and send a message to the Board and Nuveen that the fund belongs to its shareholders, not Nuveen.

Aside from the reasons listed above, we anticipate that the Fund will argue that a termination of Nuveen would plunge the fund into uncertainty if approved. We respond by saying that it is the Board’s duty to assess a Fund’s manager. If shareholders want Nuveen to be terminated, the Board must simply do its job independently and find another manager. If Board members do not wish to perform this key function of their job, they can resign and more willing candidates can do so.

Moreover, we cannot find an instance where the Board has actively sought other managers to be the Fund’s Adviser. They only seem to review the Adviser, not whether they can find a superior investment adviser. To us, it seems as though the Board has not done enough to independently assess the Fund’s Adviser and we think there are better options than Nuveen to be NRK’s Adviser. We believe that the Board owes it to shareholders to assess other available options. Scare tactics and statements or assertions to the contrary are merely a diversion from the reality that our Board is simply unwilling to do the right thing for shareholders.

It is clear that the time for change is now! If you agree and believe the Fund should terminate its Investment Advisory Agreement with Nuveen to provide the opportunity to replace them with a manager more focused on shareholder value, please vote FOR this Proposal. If approved, the Board must implement this Proposal.

IF YOU AGREE AND THINK THAT NUVEEN FUND ADVISORS, LLC SHOULD BE TERMINATED AS THE FUND’S ADVISER, PLEASE VOTE FOR PROPOSAL 3 ON THE GREEN PROXY CARD.

Voting Requirement

For Proposal 3 to become effective, the termination of Nuveen must be approved by a vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended, as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Abstentions will have the same effect as a vote against Proposal 3. We expect that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on Proposal 3 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, we would not expect that any broker non-votes will be received.

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OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

Except as set forth in this Proxy Statement, Karpus is not aware of any matters affecting the Fund to be brought before the Annual Meeting. Should other matters properly be brought before the Annual Meeting that Karpus is unaware of a reasonable time before this solicitation, the attached GREEN proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. If Karpus attends the Annual Meeting and submits proxies (see disclosures below concerning the specific limited circumstances under which Karpus would not do so) and a vote to adjourn the Annual Meeting with respect to one or more of the proposals is called, Karpus will vote for or against adjournment in its discretion, based upon its determination of whether or not an adjournment will further its objective of obtaining truly independent representation on the Board of the Fund. Execution and delivery of a proxy by a record holder of common shares will be presumed to be a proxy with respect to all common shares held by such record holder unless the proxy specifies otherwise.

VOTING PROCEDURES & INFORMATION CONCERNING THE ANNUAL MEETING

Outstanding Shares of the Fund

NRK has set the close of business on April 18, 2024 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to NRK, as of the Record Date, there were 87,235,304 Shares outstanding. Each shareholder of record at the close of business on the Record Date is entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. If you were a shareholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sold shares after the Record Date. Accordingly, it is important that you vote the Shares you owned on the Record Date or grant a proxy to Karpus to vote such Shares, even if you sold some or all of your Shares after the Record Date.

Karpus is soliciting only the votes of holders of common shares of the Fund. Karpus is not soliciting proxies from holders of the preferred shares of the Fund (the “Preferred Shares”). If you hold both Shares and Preferred Shares, and you wish to vote both your Shares and Preferred Shares at the Annual Meeting, including by voting in the election of directors who are elected solely by holders of Preferred Shares, you will not be able to do so by submitting the attached GREEN proxy card.

Proxies, Quorum and Voting at the Annual Meeting

We may not attend the Annual Meeting to prevent a Quorum: If you give us your proxy, we will take all steps necessary and lawful to obtain truly independent representation on the Board of the Fund and to approve our proposal. Due to the complexities of corporate law, as described above, under certain circumstances, voting your shares at all could help create a quorum which could allow management’s nominees to be elected or any of Karpus’ proposals not to pass. If Karpus believes that voting the proxies it receives would cause there to be a quorum and that the Karpus proposal and Karpus Nominees would not be approved, we may not attend the Annual Meeting and may withhold all proxies.

If we are not able to approve our proposals, we may not attend the Annual Meeting, we may not vote your shares, and your shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Annual Meeting, you should not give us your proxy. If Karpus does attend the Annual Meeting, unless you indicate otherwise, your shares will be voted FOR ALL KARPUS NOMINEES and FOR PROPOSAL 3.

The holders of one-third of the Shares entitled to vote on any matter at the Annual Meeting present in person or by proxy shall constitute a quorum at the Annual Meeting for purposes of conducting business on such matter.

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Shares present in person or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.”

Because of the contested solicitation for votes to be cast at the Annual Meeting, Broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on any of the Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting.

Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum. Pursuant to NYSE rules, there will not be any broker non-votes at the Annual Meeting as a result of the contested solicitation.

Election of the Karpus Nominees must be approved by the affirmative vote of a majority of the Shares outstanding and entitled to vote with respect to such matter at the Annual Meeting so long as a quorum is present. Votes withheld will have the same effect as votes against a Karpus Nominee. Broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) would have the effect of a vote to withhold.

For Proposal 2 to become effective, according to the Fund’s proxy statement, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary. Abstentions will have the same effect as votes against Proposal 2. Broker non-votes will have no effect on the outcome of the vote on Proposal 2.

For Proposal 3 to become effective, the termination of Nuveen must be approved by a vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended, as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Abstentions will have the same effect as a vote against Proposal 3. Broker non-votes will not be counted as votes cast and will have no effect on the vote of shareholders required to approve Proposal 3 under clause (i) of the foregoing sentence and will have the effect of a vote of shareholders against Proposal 3 under clause (ii) of the foregoing sentence.

We expect that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the election of Trustees or on Proposal 3 on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. In addition, because of the contested nature of the solicitation, your broker may not vote your shares on the ratification of KPMG’s appointment requested in Proposal 2. Accordingly, if you hold shares in street name, you should contact your broker to instruct them to vote your shares using the GREEN proxy card provided by Karpus so that your votes may be counted.

The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund’s bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

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Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by: (i) submitting to the Fund or to us a later dated written revocation or a duly executed proxy; or (ii) attending and voting at the Annual Meeting in person (mere attendance at the Annual Meeting will not in and of itself constitute a revocation).

Although a revocation of a proxy solicited by the Fund will be effective only if delivered to the Fund, we request that either the original or a copy of all revocations be mailed to Karpus Management, Inc., d/b/a Karpus Investment Management, c/o Regan & Associates, Inc., at 505 Eighth Avenue, Suite 800, New York, New York 10018, so that we will be aware of all revocations and can more accurately determine if and when the requisite proxies have been received.

If Karpus attends the Annual Meeting and submits proxies (see disclosures below concerning the limited circumstances under which Karpus would not do so) and if any other matters properly come before the Annual Meeting, Karpus will vote for or against all such matters in its discretion, based upon its determination of whether or not such matters will further its objective of obtaining truly independent representation on the Board of the Fund.

The address of the principal executive offices of NRK is 333 West Wacker Drive Chicago, Illinois 60606. NRK’s Secretary may be contacted at c/o Nuveen New York AMT-Free Quality Municipal Income Fund, 333 West Wacker Drive Chicago, Illinois 60606.

Procedures

For the proxy solicited hereby to be voted or, under the circumstances specified herein, not voted, the enclosed GREEN proxy card must be signed, dated and returned in the enclosed envelope, in time to be voted at the Annual Meeting. If you wish to vote in accordance with our recommendations, you must submit the enclosed GREEN proxy card and must not subsequently submit the Fund’s proxy card. IF YOU HAVE ALREADY RETURNED THE FUND’S PROXY CARD, YOU HAVE THE RIGHT TO REVOKE IT AND ALL MATTERS COVERED THEREBY AND MAY DO SO BY SUBSEQUENTLY SIGNING, DATING AND MAILING THE ENCLOSED GREEN PROXY CARD. ONLY YOUR LATEST PROXY WILL COUNT AT THE ANNUAL MEETING. Execution of a GREEN proxy card will not affect your right to attend the Annual Meeting and to vote in person.

Authorized proxies will be voted (or as described in circumstances specified above, not voted) at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR ALL Karpus Nominees and FOR Proposals 2 and 3, and to transact such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof in Karpus’ discretion and any Annual Meeting which may be called in lieu thereof.

Solicitation of Proxies

The solicitation of proxies pursuant to this Proxy Statement is being made by Karpus. Proxies may be solicited by mail, facsimile, telephone, Internet, in person, press/news releases, and by advertisements. It is anticipated that certain regular employees of Karpus will also participate in the solicitation of proxies. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Karpus has entered into an agreement with Regan & Associates, Inc. for solicitation and advisory services in connection with this solicitation, for which Regan & Associates, Inc. will receive a fee not to exceed $72,000 together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Karpus and Regan & Associates, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Karpus has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Karpus will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of soliciting proxies is being borne by Karpus. Because Karpus believes that the Fund’s shareholders will benefit from the solicitation, Karpus intends to seek reimbursement from the Fund to the fullest extent permitted by law of all expenses it incurs in connection with the solicitation. Karpus does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law. For the avoidance of doubt, such reimbursement is not guaranteed. Costs of the solicitation of proxies are currently estimated to be approximately $250,000. Karpus estimates that through the date hereof, its expenses in connection with the solicitation are approximately $18,000.

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SHAREHOLDER PROPOSALS

According to NRK’s proxy statement, shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2025 Annual Meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by February 25, 2025. In order for the proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices no earlier than March 27, 2025 and no later than April 11, 2025.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2025 Annual Meeting is based on information contained in the Fund’s proxy statement. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the close of business on June 24, 2024, the dollar range of equity securities of NRK beneficially owned by the Nominees and the aggregate dollar range of equity securities in all funds to be overseen by the Nominees, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by the Nominee in Family of Investment Companies
Mat V. Small	None	None
Taylor Gettinger	None	None
Steven C. Weitz	None	None

The Nominees do not currently oversee any portfolios in NRK’s Fund Complex. As of the close of business on June 24, 2024, none of the Nominees owned any securities of NRK. For information regarding purchases and sales of securities of NRK during the past two (2) years by the Participants (as defined below), see Appendix A hereto (which is incorporated herein by reference).

On April 18, 2024, the Nominees entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) with the other members of the Karpus Group in which, among other things, the Participants agreed (a) to the joint submission to the Fund on behalf of each of them of statements with respect to the securities of NRK and (b) to act together for the purpose of soliciting proxies or written consents for the election of the Nominees at the Annual Meeting and for the Proposal and for the purpose of taking all other actions incidental to the foregoing. In addition, Karpus entered into indemnification agreements with each of the Karpus Nominees pursuant to which such persons shall be entitled to indemnification by Karpus for liabilities incurred by such person solely as a result of such person’s consent to be nominated for election to the Board.

Other than as stated herein, there are no arrangements or understandings among members of the Karpus Group and any of our Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a Trustee of NRK, if elected as such at the Annual Meeting. None of our Nominees is a party adverse to NRK, or any of its subsidiaries, or has a material interest adverse to NRK, or any of its subsidiaries, in any material pending legal proceeding.

14

Karpus believes that each Nominee presently is, and if elected as a Trustee of the Fund, will be, an “independent Trustee” within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. No Nominee is a member of the Fund’s compensation, nominating or audit committees that is not independent under any such committee’s applicable independence standards.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or will not serve, the Shares represented by the enclosed GREEN proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund’s Amended and Restated By-Laws dated as of February 28, 2024 (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if NRK makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the Shares represented by the enclosed GREEN proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if NRK increases the size of the Board above its existing size or increases the number of Trustees whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Karpus that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of NRK’s corporate machinery.

The information provided above has been furnished to Karpus by the Nominees.

ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS

Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”) and Karpus Investment Management Profit Sharing Plan Fund B – Conservative Bond Fund (“Karpus Plan”) (together “Karpus” and “Karpus Plan” are the “Karpus Group”), Mat V. Small, Taylor Gettinger and Steven C. Weitz (each a “Participant” and collectively, the “Participants”) are deemed to be the participants in this proxy solicitation.

Karpus was founded in May 1986 and is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The Firm is organized as a New York corporation. On October 1, 2020, Karpus completed a merger with City of London Investment Group PLC (“CLIG”), with Karpus becoming a wholly-owned subsidiary of CLIG. CLIG is a publicly listed company on the London Stock Exchange, trading under ticker CLIG.LN. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The shares to which this filing relates are owned directly by the Accounts managed by Karpus.

Karpus Plan’s principal business and occupation is investing in securities.

Karpus’ and Karpus Plan’s principal business address is: 183 Sully’s Trail, Pittsford, New York 14534. The principal business and occupation and principal business addresses of the Nominees is set forth elsewhere in this Proxy Statement.

As of the close of business on June 24, 2024, the following held shares of NRK common shares: (1) Karpus, through its accounts, represents beneficial ownership of 20,815,698.117 shares and (2) Karpus Plan owns 84,450 shares. None of Mssrs. Small, Gettinger or Weitz own any shares of NRK. Mssrs. Weitz and Gettinger each beneficially own a de minimis number of shares of Bank of America (BAC) that each has committed to selling in accordance with Board policies upon their election to the Board. Each Participant disclaims beneficial ownership of such shares, except to the extent of his or its pecuniary interest therein. The Shares beneficially owned by each of Karpus and Karpus Plan were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business). Please see Appendix A for a list of the Participants’ last two years’ transactions in NRK.

15

Karpus’ beneficial ownership of 20,815,698.117 common shares of NRK is approximately 23.86% of NRK’s outstanding common shares. Such calculation is based on 87,235,304 common shares outstanding as of April 18, 2024, as indicated on NRK’s Proxy Statement, filed with the U.S. Securities and Exchange Commission on June 20, 2024.

Since it filed its Schedule 13D in November 2023, Karpus has spoken with Fund management for NRK regarding its concerns and notified the Fund of its intent to seek other shareholders’ support FOR ALL Karpus Nominees and Proposal 3, all as further described herein.

On April 18, 2024, the Nominees entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) with the Karpus Group in which, among other things, the Karpus Group agreed to act together with the Nominees for the purpose of soliciting proxies or written consents for the election of the Nominees at the Annual Meeting and for the Proposals and for the purpose of taking all other actions incidental to the foregoing.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), Trustee (or person nominated to become an Officer or Trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the Investment Company Act of 1940 Act, as amended,, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated

16

person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (ix) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 40 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund (x) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xi) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xii) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of Trustees or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of Trustees or trustees; and (xiii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons and Item 405 with respect to beneficial ownership and required filings.

Except as set forth in this Proxy Statement there are no arrangements or understandings between any member of the Karpus Group and the Nominees or any other Participant in this solicitation.

ADDITIONAL INFORMATION

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act of 1934, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although Karpus does not have any information that would indicate that any information contained in this Proxy Statement concerning the Fund is inaccurate or incomplete, Karpus does not take any responsibility for the accuracy or completeness of such information.

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IMPORTANT

Tell your Board what you think! Your vote is extremely important. No matter how many shares you own, please give Karpus your proxy FOR ALL Karpus Nominees and FOR Proposal 3, by voting your shares by telephone or Internet as described on the enclosed GREEN proxy card or by signing and dating the enclosed GREEN proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Karpus urges you to confirm in writing your instructions to Karpus in care of Regan & Associates, Inc. at the address provided below so that Karpus will be aware of all instructions given and can attempt to ensure that such instructions are followed.

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling toll free at (800) 257-8787.

Because Karpus has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Questions, or requests for additional copies of this Proxy Statement, should be directed to:

Regan & Associates, Inc.

505 Eighth Avenue, Suite 800

New York, New York 10018

1-800-737-3426

-or-

Daniel L. Lippincott, President and Chief Investment Officer

Karpus Management, Inc., d/b/a Karpus Investment Management

183 Sully’s Trail

Pittsford, New York 14534

(585) 586-4680

KARPUS INVESTMENT MANAGEMENT

June 25, 2024

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THIS SOLICITATION IS BEING MADE BY KARPUS AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF NRK. KARPUS IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH KARPUS IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

KARPUS URGES YOU TO VOTE TO VOTE FOR ALL KARPUS NOMINEES AND FOR PROPOSAL 3 EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GREEN PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY.

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APPENDIX A

Transactions in Securities of the Fund During the Past Two Years

Karpus Management, Inc., d/b/a Karpus Investment Management (through the accounts)

Date of Purchase/Sale	Common Shares Purchased/(Sold)	9/19/2022	339,680
6/27/2022	4,222	9/26/2022	(15,400)
6/28/2022	(7,280)	9/27/2022	148,728
6/29/2022	(114,984)	9/29/2022	(1,900)
6/30/2022	(40,232)	9/30/2022	(3,700)
7/1/2022	1,294	10/5/2022	6,082
7/5/2022	(97,207)	10/7/2022	(300)
7/6/2022	(42,907)	10/12/2022	562,044
7/11/2022	(27,600)	10/13/2022	176,219
7/12/2022	(23,046)	10/14/2022	629,729
7/13/2022	(41,764)	10/17/2022	374,672
7/15/2022	(16,304)	10/18/2022	420,125
7/18/2022	(1,300)	10/19/2022	692,706
7/19/2022	(4,100)	10/20/2022	426,250
7/20/2022	(2,150)	10/21/2022	19,628
7/22/2022	(23,921)	10/24/2022	251,875
7/28/2022	(176)	10/25/2022	273,879
7/29/2022	(12,850)	10/26/2022	(41,244)
8/1/2022	575	10/27/2022	(37,917)
8/4/2022	(75)	10/28/2022	906
8/5/2022	1,037	10/31/2022	(5,700)
8/12/2022	(875)	11/1/2022	73,587
8/15/2022	(1,500)	11/2/2022	331,862
8/16/2022	(1,700)	11/3/2022	(27,326)
8/18/2022	48,722	11/4/2022	(40,879)
8/22/2022	11,684	11/8/2022	(600)
8/23/2022	2,400	11/9/2022	16,500
8/24/2022	123	11/10/2022	(28,450)
8/26/2022	2,777	11/14/2022	(2,200)
8/29/2022	8,458	11/15/2022	(64,623)
8/30/2022	(7,300)	11/16/2022	(61,794)
8/31/2022	(375)	11/17/2022	(50,200)
9/6/2022	(275)	11/23/2022	(1,475)
9/7/2022	(3,742)	11/25/2022	(400)
9/8/2022	2,878	11/30/2022	(4,621)
9/12/2022	(12,975)	12/5/2022	26,170
9/13/2022	(5,905)	12/6/2022	42,819
9/14/2022	(6,893)	12/7/2022	1,302
9/15/2022	(3,916)	12/8/2022	43,200
9/16/2022	(3,257)	12/9/2022	(2,145)

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12/12/2022	(7,400)	2/23/2023	12,050
12/13/2022	(3,050)	2/24/2023	93,570
12/14/2022	(30,679)	2/28/2023	8,950
12/15/2022	(2,500)	3/1/2023	(100)
12/16/2022	(19,300)	3/2/2023	7,378
12/19/2022	129,623	3/3/2023	9,059
12/20/2022	91,784	3/6/2023	18,222
12/21/2022	305,390	3/8/2023	16,765
12/22/2022	160,822	3/9/2023	41,009
12/23/2022	71,168	3/10/2023	96,300
12/27/2022	59,301	3/13/2023	47,337
12/28/2022	36,777	3/14/2023	29,191
12/29/2022	219,933	3/16/2023	6,924
12/30/2022	53,221	3/17/2023	1,780
1/3/2023	111,653	3/20/2023	(2,100)
1/4/2023	(2,175)	3/21/2023	245
1/5/2023	146,710	3/22/2023	747
1/6/2023	7,500	3/23/2023	55,000
1/9/2023	76,003	3/24/2023	18,723
1/10/2023	1,380	3/28/2023	33,723
1/11/2023	(26,750)	3/29/2023	(200)
1/12/2023	(115)	3/30/2023	(1,100)
1/13/2023	26,361	3/31/2023	(1,405)
1/17/2023	3,700	4/4/2023	(280)
1/18/2023	42,710	4/10/2023	27,000
1/19/2023	(400)	4/12/2023	2,200
1/20/2023	37,025	4/13/2023	7,400
1/23/2023	37,863	4/14/2023	29,546
1/25/2023	(6,650)	4/17/2023	5,182
1/26/2023	170	4/18/2023	19,963
1/27/2023	5,896	4/20/2023	16,768
1/30/2023	9,071	4/21/2023	(6,100)
1/31/2023	(3,375)	4/24/2023	2,821
2/1/2023	(538)	4/25/2023	(8,233)
2/2/2023	(43,800)	4/26/2023	27,750
2/3/2023	(975)	4/27/2023	695
2/6/2023	(4,500)	4/28/2023	13,639
2/7/2023	843	5/1/2023	6,631
2/8/2023	2,387	5/2/2023	1,891
2/9/2023	(590)	5/3/2023	32,475
2/10/2023	(550)	5/4/2023	31,844
2/15/2023	4,348	5/8/2023	54,308
2/17/2023	4,248	5/9/2023	7,500
2/21/2023	(1,199)	5/10/2023	19,705
2/22/2023	43,924	5/15/2023	(6,000)

21

5/16/2023	(1,150)	8/9/2023	369
5/17/2023	(266)	8/10/2023	7,490
5/18/2023	4,367	8/11/2023	32,013
5/19/2023	(255)	8/15/2023	(28,300)
5/22/2023	(1,412)	8/16/2023	4,525
5/24/2023	(398)	8/17/2023	(11,225)
5/25/2023	(2,483)	8/18/2023	(250)
5/26/2023	(3,436)	8/21/2023	6,000
6/1/2023	26,212	8/22/2023	11,025
6/2/2023	(612)	8/23/2023	34,341
6/5/2023	5,433	8/24/2023	22,898
6/6/2023	14,768	8/25/2023	39,400
6/7/2023	26,630	8/28/2023	89,745
6/8/2023	5,000	8/29/2023	7,025
6/12/2023	(1,500)	8/31/2023	20,277
6/14/2023	9,500	9/1/2023	11,153
6/15/2023	(6,875)	9/5/2023	40,200
6/20/2023	(150)	9/6/2023	37,950
6/21/2023	32,906	9/7/2023	25,000
6/22/2023	(4,966)	9/8/2023	28,457
6/23/2023	(675)	9/11/2023	198,050
6/26/2023	(1,081)	9/12/2023	52,381
6/27/2023	(280)	9/13/2023	38,425
6/28/2023	(3,025)	9/14/2023	54,111
6/29/2023	56,405	9/15/2023	118,092
6/30/2023	10,594	9/18/2023	4,705
7/5/2023	(1,200)	9/19/2023	21,307
7/6/2023	500	9/20/2023	14,788
7/7/2023	39,372	9/21/2023	5,300
7/11/2023	16,615	9/22/2023	112,880
7/12/2023	35,759	9/25/2023	174,430
7/13/2023	24,841	9/26/2023	88,091
7/14/2023	15,003	9/27/2023	107,280
7/17/2023	4,981	9/28/2023	13,400
7/18/2023	25,000	9/29/2023	50,601
7/19/2023	15,952	10/2/2023	47,426
7/20/2023	45,742	10/5/2023	25,000
7/21/2023	(11,900)	10/6/2023	49,950
7/25/2023	2,826	10/9/2023	22,387
7/27/2023	30,461	10/10/2023	17,662
7/31/2023	7,076	10/11/2023	446,712
8/1/2023	23,457	10/12/2023	179,148
8/3/2023	12,000	10/16/2023	29,323
8/7/2023	(16,500)	10/17/2023	74,522
8/8/2023	1,115	10/18/2023	49,326

22

10/19/2023	71,605	1/9/2024	27,860
10/20/2023	51,062	1/10/2024	24,725
10/23/2023	(19,143)	1/12/2024	5,400
10/25/2023	44,707	1/16/2024	1,300
10/26/2023	3,000	1/23/2024	55,455
10/27/2023	(4,325)	1/24/2024	100,000
10/30/2023	(4,038)	1/25/2024	4,000
10/31/2023	14,584	1/26/2024	8,000
11/1/2023	1,725	1/30/2024	8,000
11/2/2023	25,000	1/31/2024	19,700
11/3/2023	(73,660)	2/6/2024	6,014
11/6/2023	57,355	2/7/2024	20,486
11/20/2023	78,553	2/8/2024	12,375
11/21/2023	134,412	2/9/2024	4,166
11/22/2023	43,630	2/12/2024	(16,025)
11/24/2023	6,652	2/13/2024	10,800
11/27/2023	83,981	2/14/2024	4,979
11/28/2023	31,956	2/15/2024	3,012
11/29/2023	190,300	2/16/2024	30,897
11/30/2023	20,070	2/20/2024	7,371
12/1/2023	(31,354)	2/21/2024	35,550
12/4/2023	(26,029)	2/22/2024	32,500
12/5/2023	15,618	2/23/2024	9,000
12/6/2023	20,861	2/26/2024	246
12/7/2023	46,012	2/28/2024	(2,500)
12/8/2023	50,392	2/29/2024	(3,100)
12/11/2023	7,633	3/4/2024	44,200
12/12/2023	(538)	3/5/2024	29,571
12/13/2023	61,702	3/6/2024	72,908
12/14/2023	(115,000)	3/7/2024	119,015
12/15/2023	(2,300)	3/8/2024	44,200
12/18/2023	21,055	3/12/2024	1,900
12/19/2023	116,135	3/13/2024	1,500
12/20/2023	130,754	3/14/2024	1,500
12/21/2023	55,475	3/25/2024	4,000
12/22/2023	26,976	3/27/2024	(50)
12/26/2023	154,371	4/1/2024	3,500
12/27/2023	(3,684)	4/2/2024	(425)
12/28/2023	103,711	4/3/2024	(15,177)
12/29/2023	156,900	4/4/2024	3,500
1/2/2024	43,017	4/8/2024	1,000
1/3/2024	54,009	4/10/2024	850
1/4/2024	35,458	4/15/2024	4,418
1/5/2024	16,469	4/16/2024	13,873
1/8/2024	10,000	4/17/2024	5,857

23

4/18/2024	82,868	5/16/2024	23,911
4/19/2024	7,543	5/17/2024	24,789
4/22/2024	27,847	5/20/2024	(2,414)
4/23/2024	42	5/21/2024	19,000
4/24/2024	1,400	5/22/2024	(8,225)
4/25/2024	3,800	5/23/2024	923
4/29/2024	30,543	5/28/2024	10,367
4/30/2024	35,000	5/29/2024	57,320
5/1/2024	10,500	5/30/2024	2,800
5/7/2024	28,677	5/31/2024	(830)
5/8/2024	9,929	6/4/2024	(85)
5/9/2024	(33,209)	6/5/2024	(3,600)
5/10/2024	(1,275)	6/6/2024	5,000
5/13/2024	29,185	6/20/2024	9,675
5/14/2024	73,223	6/21/2024	4,750

Karpus Investment Management Profit Sharing Plan

Fund B – Conservative Bond Fund

Date of Purchase/Sale	Common Shares Purchased/(Sold)
5/13/2022	20,700
10/12/2022	18,250
10/18/2022	7,850
11/2/2022	16,525
9/11/2023	21,125

Taylor Gettinger

Date of Purchase/Sale	Common Shares Purchased/(Sold)
4/13/2022	500
8/3/2022	(500)
11/17/2022	(500)
4/5/2023	1,000
9/26/2023	(3,400)
2/13/2024	(1,326)

24

GREEN PROXY CARD

NUVEEN NEW YORK AMT-FREE QUALITY MUNICIPAL INCOME FUND (NRK)

2024 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF KARPUS MANAGEMENT, INC.,

D/B/A KARPUS INVESTMENT MANAGEMENT (“Karpus”)

THE BOARD OF TRUSTEES OF NUVEEN NEW YORK AMT-FREE QUALITY MUNICIPAL INCOME FUND
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Daniel L. Lippincott, CFA and Arthur Charles Regan, each of them as the undersigned’s attorneys and agents with full powers of substitution to vote all common shares of the Nuveen New York AMT-Free Quality Municipal Income Fund (the “Fund” or “NRK”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Fund scheduled to be held at 333 West Wacker Drive Chicago, Illinois 60606 at 11:30 a.m., Central Time, on August 15, 2024, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the common shares of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL KARPUS NOMINEES AND FOR PROPOSALS 2 and 3.

This Proxy is valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Karpus’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

If you give us your proxy, we will take all steps necessary and lawful to approve our proposals. Due to the complexities of corporate law, as described above, under certain circumstances, voting your shares at all could help create a quorum which could allow NRK’s nominees to be elected or any proposal not to pass. If Karpus believes that voting the proxies it receives would cause there to be a quorum and that NRK’s nominees would be elected or the Karpus proposals would not be approved, we may not attend the Annual Meeting and may withhold all proxies.

If we are not able to approve our proposals, we may not attend the Annual Meeting, we may not vote your shares, and your shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Annual Meeting, you should not give us your proxy.

Karpus is soliciting only the votes of holders of common shares of the Fund. Karpus is not soliciting proxies from holders of the preferred shares of the Fund. If you hold both common shares and preferred shares, and you wish to vote both your common shares and preferred shares at the Annual Meeting, including by voting in the election of directors who are elected solely by holders of preferred shares, you will not be able to do so by submitting this GREEN proxy card.

KARPUS RECOMMENDS THAT YOU VOTE FOR ALL KARPUS NOMINEES AND FOR PROPOSAL 3. KARPUS MAKES NO RECOMMENDATION REGARDING PROPOSAL 2.

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PROPOSAL 1. Election of Trustees – Class III, to serve until the 2027 Annual Meeting or until their successor has been duly elected and qualified.

☐ FOR ALL Karpus Nominees

☐ FOR Mat V. Small

☐ FOR Taylor Gettinger

☐ FOR Steven C. Weitz, Esq.

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT

To withhold authority to vote for certain Nominees only, mark “For All Except” and write each such excepted Nominee’s name on the line below:

Karpus does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the Shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under NRK’s bylaws and applicable law. In addition, Karpus has reserved the right to nominate substitute person(s) if NRK makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the bylaws and applicable law. In any such case, Shares represented by this proxy card will be voted for such substitute nominee(s).

Karpus intends to use this proxy to vote “FOR” Mat V. Small, Taylor Gettinger and Steven C. Weitz. There is no assurance that any of the candidates who have been nominated by NRK will serve as Trustees if our Nominees are elected.

PROPOSAL 2.   The Fund’s proposal to ratify the selection of KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2024.

FOR	AGAINST	ABSTAIN

☐	☐	☐

PROPOSAL 3. The Karpus proposal that the Investment Advisory Agreement between the Fund and Nuveen Fund Advisors, LLC shall be terminated.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Signature of Shareholder: ____________________________	Signature of Shareholder: ____________________________

Date: ____________________________	Date: ____________________________

Note:	Please sign exactly as your name or names appear on this Proxy and return promptly using the enclosed envelope. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, Trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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